                                                                EXHIBIT 10.18
                                                                -------------

                               ADOPTION AGREEMENT
                                    ARTICLE 1
                        STANDARDIZED PROFIT SHARING PLAN


1.01 PLAN INFORMATION
     ----------------

     (a)  NAME OF PLAN:

          This is the ArQule, Inc. 401(k) Profit Sharing Plan (the "Plan").

     (b)  TYPE OF PLAN:

          (1)  /X/ 401(k) and Profit Sharing

          (2)  / / Profit Sharing Only

          (3)  / / 401(k) Only


     (c)  NAME OF PLAN ADMINISTRATOR, IF NOT THE EMPLOYER:



          Address:

          Phone Number:

          The Plan Administrator is the agent for service of legal process for the Plan.


     (d)  LIMITATION YEAR (check one):

          (1)  /X/ Calendar Year

          (2)  / / Plan Year

          (3)  / / Other:

     (e)  THREE DIGIT PLAN NUMBER:    001

     (f)  PLAN YEAR END (month/day):  12/31

     (g)  PLAN STATUS (check one):

          (1)  / / Effective Date of new Plan:

          (2)  / / Amendment Effective Date: 11/1/96. This is (check one):

               (A) / / an amendment of The CORPORATEplan for Retirement 100[Service Mark] Adoption Agreement previously executed by the Employer; or

               (B) /X/ a conversion from another plan document into The CORPORATEplan for Retirement 100[Service Mark].

                    The original effective date of the Plan: 9/1/95

                    The substantive provisions of the Plan shall apply prior to the Effective Date to the extent required by the Tax Reform Act of 1986 or other applicable laws.

1.02 EMPLOYER
     --------

     (a)  THE EMPLOYER IS: ArQule, Inc.

          Address:                200 Boston Avenue, Suite 3600

                                  Medford, MA  02155

          Contact's Name: Michelle Strauss

          Telephone Number:       617-395-4100


          (1)  Employer's Tax Identification Number: 04-3221586

          (2)  Business form of Employer (check one):

               (A)  /X/ Corporation                    (D) / / Governmental

               (B)  / / Sole proprietor or partnership (E) / / Tax-exempt organization
               (C)  / / Subchapter S Corporation

               NOTE: A tax-exempt employer, a state or local government or political subdivision thereof, or any agency or instrumentality thereof, may not maintain a 401(k) plan. However, a 401(k) plan of a tax-exempt employer adopted before July 2, 1986, or of a state or local government adopted before May 7, 1986, is grandfathered and not subject to the restriction.

          (3)  Employer's fiscal year end:  12/31

          (4)  Date business commenced:     5/6/93

     (b) THE TERM "EMPLOYER" INCLUDES THE FOLLOWING RELATED EMPLOYER(S) (as defined in Section 2.01(a)(26)) THAT MUST BE INCLUDED IN THE PLAN AND ARE LISTED BELOW FOR PURPOSES OF REFERENCE:





1.03 COVERAGE
     --------

     (a) ALL EMPLOYEES WHO MEET THE CONDITIONS SPECIFIED BELOW WILL BE ELIGIBLE TO PARTICIPATE IN THE PLAN:


          (1)  SERVICE REQUIREMENT (check one):

               (A)  /X/ no service requirement.

               (B) / / six consecutive months of service (no minimum number Hours of Service can be required).

               (C)  / / one Year of Service (1,000 Hours of Service is required during the Eligibility Computation Period.)


           (2)  AGE REQUIREMENT (check one):

               (A)  / / no age requirement.

               (B)  /X/ must have attained age 21 (not to exceed 21).

          (3) THE CLASS OF EMPLOYEES ELIGIBLE TO PARTICIPATE IN THE PLAN (check one):

               (A)  /X/ includes all Employees of the Employer.

               (B) / / includes all Employees of the Employer except for Employees covered by a collective bargaining agreement.


     (b)  THE ENTRY DATE(S) SHALL BE (check one):

          (1) / / the first day of each Plan Year (not if Section 1.03(a)(1)(C) is elected).

          (2) / / the first day of each Plan Year and the date six months later.

          (3) /X/ the first day of each Plan Year and the first day of the fourth, seventh, and tenth months.



     (c) DATE OF INITIAL PARTICIPATION - AN EMPLOYEE WILL BECOME A PARTICIPANT UNLESS EXCLUDED BY SECTION 1.03(a)(3) ABOVE ON THE ENTRY DATE IMMEDIATELY FOLLOWING THE DATE THE EMPLOYEE COMPLETES THE SERVICE AND AGE REQUIREMENT(S) IN SECTION 1.03(a), IF ANY, EXCEPT (check one):

          (1)  / / No exceptions.

          (2) /X/ Employees employed on the Effective Date in Section 1.01(g) will become Participants on that date.

          (3)  / / Employees who meet the age and service requirement(s) of
               Section 1.03(a) on the Effective Date in Section 1.01(g) will become Participants on that date.

1.04 COMPENSATION
     ------------

     (a) COMPENSATION WILL MEAN ALL OF EACH PARTICIPANT'S WAGES, TIPS, AND OTHER COMPENSATION AS REPORTED ON IRS FORM W-2. COMPENSATION FOR SELF-EMPLOYED INDIVIDUALS AND PARTNERS SHALL INCLUDE EARNED INCOME.



     (b)  COMPENSATION FOR THE FIRST YEAR OF PARTICIPATION

          Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee's Compensation (check one):


          (1)  / / For the entire Plan Year.


          (2) /X/ For the portion of the Plan Year in which the Employee is eligible to participate in the Plan.

1.05 CONTRIBUTIONS
     -------------

     (a)  /X/  EMPLOYER CONTRIBUTIONS :

          (1)  /X/ DISCRETIONARY FORMULA

               The Employer may decide each Plan Year whether to make a Discretionary Employer Contribution on behalf of eligible Participants in accordance with Section 4.06. Such contributions may only be FUNDED by the Employer AFTER the Plan Year ends and shall be allocated to eligible Participants based upon a nonintegrated allocation formula, in the ratio that each eligible Participant's Compensation bears to the total Compensation paid to all eligible Participants for the Plan Year.

          (2)  ELIGIBILITY REQUIREMENTS

               For purposes of 1.05(a)(1), the Employer contribution shall be made for each Participant who is EITHER employed by the Employer on the last day of the Plan Year or earns more than 500 Hours of Service during the Plan Year.

     (b)  /X/  DEFERRAL CONTRIBUTIONS

          (1)  REGULAR CONTRIBUTIONS

               The Employer shall make a Deferral Contribution in accordance with Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question, not to exceed 15% (NO MORE THAN 15%) of Compensation for that period.

               (A) A Participant may increase or decrease, on a prospective basis, his salary reduction agreement percentage as of the next Entry Date.

               (B) A Participant may revoke, on a prospective basis, a salary reduction agreement at any time upon proper notice to the Administrator but in such case may not file a new salary reduction agreement until any subsequent Entry Date.

          (2)  / / BONUS CONTRIBUTIONS

               The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make Deferral Contributions in an amount up to 100% of any Employer paid cash bonuses made for such Participants during the Plan Year.

               NOTE: A Participant's Contributions under (2) may not cause the
                     Participant to exceed the percentage limit specified by the Employer in (1) after the Plan Year. The Employer has the right to restrict a Participant's right to make Deferral Contributions if they will adversely effect the Plan's ability to pass the Actual Deferral Percentage and/or the Actual Contribution Percentage test.


          (3)  /X/ QUALIFIED DISCRETIONARY CONTRIBUTIONS

               The Employer may contribute an amount which it designates as a Qualified Discretionary Contribution to be included in the Actual Deferral Percentage or Actual Contribution Percentage test. Qualified Discretionary Contributions shall be allocated to Non-highly Compensated Employees (check one):

               (A)  /X/   in the ratio which each such Participant's
                        Compensation for the Plan Year bears to the total of all such Participants' Compensation for the Plan Year.

               (B)  / /   as a flat dollar amount for each such Participant for
                        the Plan Year.

               (c) /X/MATCHING CONTRIBUTIONS (only if Section 1.05(b) is checked)

                    (1) THE EMPLOYER SHALL MAKE A MATCHING CONTRIBUTION ON BEHALF OF EACH PARTICIPANT IN AN AMOUNT EQUAL TO THE FOLLOWING PERCENTAGE OF A PARTICIPANT'S DEFERRAL CONTRIBUTIONS DURING THE PLAN YEAR (check one):

                         (A)  / /   50%

                         (B)  / /   100%

                         (C)  / /       %

                         (D)  /X/   The percentage declared for the year, if
                                  any, by a Board of Directors' resolution.

          (2)  / / MATCHING CONTRIBUTION LIMITS (check the appropriate box(es)):

               (A)  / /   Deferral Contributions in excess of     % of the
                       Participant's Compensation for the period in question shall not be considered for Matching Contributions.

                    Note: If the Employer elects a percentage limit in (A) above and requests the Trustee to account separately for matched and unmatched Deferral Contributions, the Matching Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each payroll period.

               (B)  / /   Matching Contributions for each Participant for each
                       Plan Year shall be limited to $       .

          (3)  ELIGIBILITY REQUIREMENT

               A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(b) shall be entitled to Matching Contributions for that Plan Year.


     (d)  / /  EMPLOYEE AFTER-TAX CONTRIBUTIONS - FROZEN CONTRIBUTIONS

               Participants may not make voluntary non-deductible Employee Contributions but the Employer does maintain frozen Participant voluntary non-deductible Employee Contribution accounts.


1.06 RETIREMENT AGE(S)
     -----------------


     (a)  THE NORMAL RETIREMENT AGE UNDER THE PLAN IS (check one):

          (1)  /X/ age 65.

          (2)  / / age        (specify between 55 and 64).

          (3)  / / later of the age       (can not exceed 65) or the fifth
               anniversary of the Participant's Commencement Date.

     (b) / / THE EARLY RETIREMENT AGE IS THE FIRST DAY OF THE MONTH AFTER THE PARTICIPANT ATTAINS AGE (SPECIFY 55 OR GREATER) AND COMPLETES
                 YEARS OF SERVICE FOR VESTING.


     (c) /X/ A PARTICIPANT IS ELIGIBLE FOR DISABILITY RETIREMENT IF HE/SHE (check the appropriate box(es)):

          (1) / / satisfies the requirements for benefits under the Employer's Long-Term Disability Plan.

          (2) / / satisfies the requirements for Social Security disability benefits.

          (3) /X/ is determined to be disabled by a physician approved by the Employer.



1.07 VESTING SCHEDULE
     ----------------

     (a) THE PARTICIPANT'S VESTED PERCENTAGE IN EMPLOYER CONTRIBUTIONS ELECTED IN SECTION 1.05(a) AND/OR MATCHING CONTRIBUTIONS ELECTED IN SECTION 1.05(c) SHALL BE BASED UPON THE SCHEDULE SELECTED BELOW.


               (1)  EMPLOYER AND/OR MATCHING CONTRIBUTIONS (check one):


                    (A)  / / N/A - No Employer Contributions

                    (B)  / / 100% Vesting immediately

                    (C)  / / 3 year cliff (see C below)

                    (D)  / / 6 year graduated (see D below)

                    (E)  /X/ Other vesting (complete E below)
                          YEARS OF                    VESTING SCHEDULE
                         SERVICE FOR                  ----------------
                           VESTING             C              D              E
                           -------             -              -              -
                              0                0%             0%           0.00
                              1                0%             0%             33%
                              2                0%            20%             67%
                              3              100%            40%            100%
                              4              100%            60%            100%
                              5              100%            80%            100%
                              6              100%           100%            100%

     NOTE: A schedule elected under E above must be at least as favorable as one of the schedules in C or D above.

1.08 PREDECESSOR EMPLOYER SERVICE
     ----------------------------

     / /  SERVICE FOR PURPOSES OF ELIGIBILITY IN SECTION 1.03(a)(1) AND
          VESTING IN SECTION 1.07(a) OF THIS PLAN SHALL INCLUDE SERVICE WITH THE FOLLOWING EMPLOYER(S):

     (a)

     (b)

     (c)

     (d)



1.09 PARTICIPANT LOANS
     -----------------

     PARTICIPANT LOANS (check (a) or (b)):

     (a) /X/ WILL BE ALLOWED IN ACCORDANCE WITH SECTION 7.09, SUBJECT TO A $1,000 MINIMUM AMOUNT AND WILL BE GRANTED (check (1) or (2)):

            (1)  / / for any purpose.
            (2)  /X/ for hardship withdrawal (as defined in Section 7.10)
                     purposes only.

     (b)  / / WILL NOT BE ALLOWED.
                   ---


1.10 HARDSHIP WITHDRAWALS
     --------------------

     PARTICIPANT WITHDRAWALS FOR HARDSHIP PRIOR TO TERMINATION OF EMPLOYMENT (check one):

     (a) /X/ WILL BE ALLOWED IN ACCORDANCE WITH SECTION 7.10, SUBJECT TO A $1,000 MINIMUM AMOUNT.

     (b)  / / WILL NOT BE ALLOWED.
                   ---

1.11 DISTRIBUTIONS
     -------------

     (a) SUBJECT TO ARTICLES 7 AND 8 AND (b) BELOW, DISTRIBUTIONS UNDER THE PLAN WILL BE PAID (check the appropriate box(es)):

               (1)  /X/ as a lump sum.

               (2)  / / under a systematic withdrawal plan (installments).


     (b) /X/ CHECK IF A PARTICIPANT WILL BE ENTITLED TO RECEIVE A DISTRIBUTION OF ALL OR ANY PORTION OF THE FOLLOWING ACCOUNTS WITHOUT TERMINATING EMPLOYMENT UPON ATTAINMENT OF AGE 59 1/2 (CHECK ONE):

               (1)  / / Deferral Contribution Account

               (2)  /X/ All vested Accounts


     (c) /X/ CHECK IF THE PLAN WAS CONVERTED (BY PLAN AMENDMENT) FROM ANOTHER DEFINED CONTRIBUTION PLAN, AND THE BENEFITS WERE PAYABLE AS (check the appropriate box(es)):

               (1)  /X/ a form of single or joint and survivor life annuity.

               (2) / / an in-service withdrawal of vested Employer Contributions maintained in a Participant's Account (check
                    (A) and/or (B)):

                              (A)  / / for at least        (24 or more) months.

                              (B) / / after the Participant has at least 60 months of participation.

               (3)  / / NOTE TO EMPLOYER: Check this box if you have another distribution option that is a "protected benefit" under
                        Section 411(d)(6) of the Internal Revenue Code.

               These additional forms of benefit may be provided for such plans under Articles 7 or 8.

               NOTE: Under Federal Law, distributions to Participants must generally begin no later than April 1 following the year in which the Participant attains age 70 1/2.

1.12 TOP HEAVY STATUS
     ----------------

     (a)  THE PLAN SHALL BE SUBJECT TO THE TOP-HEAVY PLAN REQUIREMENTS OF
          ARTICLE 9 (check one):

          (1)  / / for each Plan Year.

          (2) /X/ for each Plan Year, if any, for which the Plan is Top-Heavy as defined in Section 9.02.

          (3) / / Not applicable. (This option is available for plans covering only employees subject to a collective bargaining agreement and there are no Employer or Matching Contributions elected in Section 1.05.)


     (b) IN DETERMINING TOP-HEAVY STATUS, IF NECESSARY, FOR AN EMPLOYER WITH AT LEAST ONE DEFINED BENEFIT PLAN, THE FOLLOWING ASSUMPTIONS SHALL APPLY:

          (1)  Interest rate:    % per annum

          (2)  Mortality table:

          (3)  /X/ Not Applicable.


     (c) IN THE EVENT THAT THE PLAN IS TREATED AS TOP-HEAVY FOR A PLAN YEAR, EACH NON-KEY EMPLOYEE SHALL RECEIVE AN EMPLOYER CONTRIBUTION OF AT LEAST 3% (3, 4, 5, OR 7 1/2) % OF COMPENSATION FOR THE PLAN YEAR
          IN ACCORDANCE WITH SECTION 9.03 (check one):

          (1)  / / under this Plan in any event.

          (2) /X/ under this Plan only if the Participant is not entitled to such contribution under another qualified plan of the Employer.

          (3) / / Not applicable. (This option is available for plans covering only employees subject to a collective bargaining agreement and there are no Employer or Matching Contributions elected in Section 1.05.)

              NOTE: Such minimum Employer contribution may be less than the percentage indicated in (c) above to the extent provided in
                    Section 9.03(a).

     (d)  IN THE EVENT THAT THE PLAN IS TREATED AS TOP-HEAVY FOR A PLAN YEAR AND
          SECTION 1.07(a)(1)(A) WAS ELECTED, THEN THE FOLLOWING VESTING SCHEDULE SHALL APPLY TO REQUIRED TOP-HEAVY EMPLOYER CONTRIBUTIONS FOR SUCH PLAN YEAR AND EACH PLAN YEAR THEREAFTER (CHECK ONE):

          (1)  / / 100% vested after      (not in excess of 3) years of service
               for vesting.

          (2)  / /

                    YEARS OF SERVICE FOR   VESTING PERCENTAGE    MUST BE AT LEAST
                           VESTING
                               0                     0                   0%
                               1                    33                   0%
                               2                    67                  20%
                               3                   100                  40%
                               4                                        60%
                               5                                        80%
                               6                                       100%


          (3)  / / Not Applicable

1.13 TWO OR MORE PLANS - CODE SECTION 415 LIMITATION ON ANNUAL ADDITIONS
     -----------------

     If the Employer maintains or ever maintained another qualified plan in which any Participant in this Plan is (or was) a participant or could become a participant, the Employer must complete this section. The Employer must also complete this section if it maintains a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code, under which amounts are treated as annual additions with respect to any Participant in this Plan.

     (a) IF THE EMPLOYER MAINTAINS, OR HAD MAINTAINED, ANY OTHER DEFINED CONTRIBUTION PLAN OR PLANS WHICH ARE NOT MASTER OR PROTOTYPE PLANS, ANNUAL ADDITIONS FOR ANY LIMITATION YEAR TO THIS PLAN WILL BE LIMITED (check one):

          (1)  / /   in accordance with Section 5.03 of this Plan.
          (2)  / /   in accordance with another method set forth on an attached separate sheet.
          (3)  /X/   Not Applicable.


     (b) IF THE EMPLOYER MAINTAINS, OR HAD MAINTAINED, A DEFINED BENEFIT PLAN OR PLANS, THE SUM OF THE DEFINED CONTRIBUTION FRACTION AND DEFINED BENEFIT FRACTION FOR A LIMITATION YEAR MAY NOT EXCEED THE LIMITATION SPECIFIED IN CODE SECTION 415(e), MODIFIED BY SECTION 416(h)(1) OF THE CODE. THIS COMBINED PLAN LIMIT WILL BE MET AS FOLLOWS (check one):

          (1)  / /    Annual Additions to this Plan are limited so that the sum
                   of the Defined Contribution Fraction and the Defined Benefit Fraction does not exceed 1.0.
          (2)  / /    another method of limiting Annual Additions or reducing
                   projected annual benefits is set forth on an attached
                   schedule.
          (3)  /X/    Not Applicable.


1.14 ESTABLISHMENT OF TRUST AND INVESTMENT DECISIONS
     -----------------------------------------------

     (a)  INVESTMENT DIRECTIONS

          Participant Accounts will be invested in accordance with investment directions provided to the Trustee by each PARTICIPANT for allocating his entire Account among the options listed in (b) below.

     (b)  PLAN INVESTMENT OPTIONS

          The Employer hereby establishes a Trust under the plan in accordance with the provisions of Article 14, and the Trustee signifies acceptance of its duties under Article 14 by its signature below. Participant Accounts under the Trust will be invested among the Fidelity Funds listed below pursuant to Participant directions.

                      Fund Name                                   Fund Number
                      ---------                                   -----------
          (1) Fidelity Retirement Money Market Fund 0630

          (2) Fidelity Investment Grade Bond Fund 0026

          (3) Fidelity Equity Income II Portfolio 0319

          (4) Fidelity Growth and Income Porfolio 0027

          (5) Fidelity Contrafund 0022

          (6) Fidelity Value Fund 0039

          (7) Fidelity Worldwide Fund 0318


                  To the extent that the Employer selects as an investment option the Managed Income Portfolio of the Fidelity Group Trust for Employee Benefit Plans (the "Group Trust"), the Employer hereby (A) agrees to the terms of the Group Trust and adopts said terms as a part of this Agreement and (B) acknowledges that it has received from the Trustee a copy of the Group Trust, the Declaration of Separate Fund for the Managed Income Portfolio of the Group Trust, and the Circular for the Managed Income Portfolio.


          NOTE: The method and frequency for change of investments will be determined under the rules applicable to the selected funds or, if applicable, the rules of the Employer adopted in accordance with Section 6.03. Information will be provided regarding expenses, if any, for changes in investment options.

1.15 RELIANCE ON OPINION LETTER
     --------------------------

     An adopting Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in Code Section 419(e)), which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Code Section 419A(d)(3), or an individual medical account, as defined in Code Section 415(1)(2) in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that his or her plan(s) qualified, application for a determination letter should be made to the appropriate Key District Director of the Internal Revenue Service. Failure to properly fill out the Adoption Agreement may result in disqualification of the Plan.

     The employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this plan is qualified under section 401 of the Code unless the terms of the plan, as herein adopted or amended, that pertain to the requirements of sections 401(a)(4), 401(a)(17), 401(1), 401(a)(5), 410(b) and 414(s) of the Code, as
     amended by the Tax Reform Act of 1986, or later laws, (a) are made effective retroactively to the first day of the first plan year beginning after December 31, 1988 (or such later date on which these requirements first become effective with respect to this plan); or (b) are made effective no later than the first day on which the employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the plan constitute such an interpretation.

     This Adoption Agreement may be used only in conjunction with Fidelity Prototype Plan Basic Plan Document No. 10. The Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the prototype plan document.



1.16 PROTOTYPE INFORMATION:
     ---------------------

      Name of Prototype Sponsor:              Fidelity Management & Research Co.
      Address of Prototype Sponsor:           82 Devonshire Street
                                              Boston, MA 02109

      Questions regarding this prototype document may be directed to the following telephone number:
                                1-(800) 343-9184.

                                 EXECUTION PAGE
                                (FIDELITY'S COPY)


IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 21st day of August, 1996.


                                    Employer  ArQule, Inc.
                                            ------------------------------------

                                    By        /s/ Eric B. Gordon
                                            ------------------------------------


                                    Title    President & CEO
                                            ------------------------------------


                                    Employer
                                            ------------------------------------

                                    By
                                            ------------------------------------



                                    Title
                                            ------------------------------------



Accepted by

Fidelity Management Trust Company, as Trustee

By                                          Date
  --------------------------------------         -------------------------------

Title
     -----------------------------------

                                 EXECUTION PAGE
                                (EMPLOYER'S COPY)



IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 21st day of August, 1996.


                                    Employer  ArQule, Inc.
                                            ------------------------------------

                                    By        /s/ Eric B. Gordon
                                            ------------------------------------


                                    Title     President & CEO
                                            ------------------------------------


                                    Employer
                                            ------------------------------------

                                    By
                                            ------------------------------------


                                    Title
                                            ------------------------------------





Accepted by

Fidelity Management Trust Company, as Trustee

By                                          Date
  --------------------------------------         -------------------------------

Title
     -----------------------------------